EXHIBIT 10.1

           Legal Services Agreement and Amendments/Revisions


                      Bruce J. Kremers, P.C.
                    1153 Evergreen Pkwy. #240
                       Evergreen, CO 80439

                          July 24, 1994

via fax (909) 483-5494

Mr. Jay Rutherford, President
Ultra Shield Products International, Inc.
10096 6th Street, Unit o/p
Rancho Cucamonga, CA  91730
Tel: (909) 466-0081

Re: Engagement relating to securities matters; Ultra Shield Products International, Inc. (the "Company")


Dear Mr. Rutherford:

     To follow-up our recent conversations, we would be happy to provide services relating to securities matters including the registration of certain of the Company's securities.

     Based upon our preliminary analysis, it appears that, some years ago, the Company raised funds from a group of investors via an exempt offering under Rule 504 of Regulation D, or other exemption provision, without appropriate related state compliance. It is our understanding that (i) the Company has engaged other counsel (Dave Dimitruk, Esq.) to assist the Company in rectifying its state compliance problems; (ii) while the Company is currently relying on the disclosure provisions of Rule 15c2-11 under the Securities Exchange Act of 1934 ("Exchange Act"), it wishes to "get back on track" with regard to its Exchange Act reporting obligations; and, (iii) the Company desires to register, under the Secruities Act of 1933 (the "Act"), on Form s-4 or other appropriate registration form, shares of its common stock that it contemplates issuing in exchange for the shares described in the first sentence of this paragraph.

     Based on the foregoing, and assuming both responsive assistance from your staff and related professionals, and, no material changes in the requested services, we estimate that the services requested will consume 100 to 200 hours of professional time and another 50 to 100 hours of primarily blue sky work performed by paralegals. The timetable for these services will depend on how soon the Company can meet the necessary accounting requirements.

     Legal services will be billed at the rate of $150 per hour against a replenishable retainer in the original amount of $3,000. It will be necessary to incur certain costs and expenses in performing our services. These costs and expenses may include paralegal services (billed at $50 per hour) relating to "blue sky" matters, long distance telephone calls, photocopies, word processing, courier and messenger services, various filing fees (possibly including substantial filing fees for "blue-sky" registrations) and like items to expedite the preparation of the filings. All fees for costs and expenses will be due and payable commencing with the date of invoices, except that filing fees are due when the filings are made.
Invoices will be mailed on a monthly basis.

     In the event that the Company's obligations described herein require collection or enforcement, such collection/enforcement may commence immediately, the Company agrees to pay all costs of collection, including, but not limited to, attorney's fees, related expenses, court costs and interest at the rate of 18% per annum. Due to the fact that this agreement has been entered into, and, the services are to be principally performed in Clear Creek County, Colorado, in the event of dispute relative to this agreement or the services that are the subject hereof, the parties submit themselves to the jurisdiction of the Colorado courts, agree that this agreement shall be governed by Colorado law and agree that venue shall be the Clear Creek County court system.

     If these terms meet your approval, please sign and return one copy of this letter along with (i) a check in the amount of $3,000, and (ii) copies of all corporate materials you have on file (eg. articles of incorporation, bylaws, board minutes, material contracts, etc.) Once we have formalized our understanding as set forth herein, we will be happy to commence our services. We are looking forward to working with you towards the timely and successful completion of your project.

                                             Sincerely,

                                             BRUCE J. KREMERS, P.C.

                                             By /s/ Bruce J. Kremers
                                                Bruce J. Kremers


ACCEPTED and APPROVED this 24th day of July, 1994.

ULTRA SHIELD PRODUCTS INTERNATIONAL, INC.


By /s/ Jay Rutherford
  Jay Rutherford, President



                            Bruce J. Kremers, P.C.
                         1153 Evergreen Pkwy. #240
                             Evergreen, CO 80439

                             December 21, 1994

via fax (909) 483-5494
Mr. Jay Rutherford, President
Ultra Shield Products International, Inc.
10096 6th Street, Units O/P
Rancho Cucamonga, CA  91730
Tel: (909) 466-0081

Re: Amendment to Engagement relating to securities matters; Ultra Shield Products International, Inc. (the "Company")

Dear Mr. Rutherford:

     To follow-up recent conversations, despite the fact that the payment terms set forth in the original engagement letter have not been met, we would be happy to continue to provide services relating to securities matters on the following basis: (i) cash payments at January 15, 1995 and February 15, 1995 each in the amount of $2,500 with a "step up" to bi-weekly payments of the same amount to commence March 1, 1995; and, in addition to cash payment for services, (ii) the issuance of one (1) Unit of the Company's securities (consisting of the same securities as are traded publicly) for each one dollar ($1.00) of services billed pursuant to the original engagement letter. Such securities would be included with those registered by the Form SB-2 registration statement which is expected to be filed in 1995. All terms of the original engagement letter not amended herein shall remain the same.

     If these terms meet your approval, please sign and return one copy of this letter. We are looking forward to the timely and successful completion of your projects.
                                             Sincerely,

                                             BRUCE J. KREMERS, P.C.

                                             By /s/ Bruce J. Kremers
                                                Bruce J. Kremers

ACCEPTED and APPROVED this 21st day of December, 1994.

ULTRA SHIELD PRODUCTS INTERNATIONAL, INC.

By /s/ Jay W. Rutherford
   John (Jay) W. Rutherford, President, Director

By /s/ Key Kavoussi
   Key Kavoussi, Director

By /s/ George A. Money
   George A. Money, Director



                            Bruce J. Kremers, P.C.
                          1153 Evergreen Pkwy. #240
                             Evergreen, CO 80439

                              January 29, 1997


via fax (909) 483-5494
Mr. J.W. Rutherford, President
Mr. William L. Hodges, CFO
Ultra Shield Products International, Inc.
10096 6th Street, Units M-P
Rancho Cucamonga, CA  91730
Tel: (909) 466-0081

Re: Second Amendment to Engagement relating to securities matters; Ultra Shield Products International, Inc. (the "Company")

Dear Jay and Bill:

     To follow-up our conversations of this morning, please be advised that, effective immediately, the number of shares payable under our engagement agreement will be cut in half. Thus, the hourly rate for services will be adjusted to $150 plus 75 Units of the Company's securities. Further there will be an annual limit of 30,000 Units. Such securities would be included in any future registration statement. All terms of the original engagement letter not previously amended shall remain the same.

     If these revised terms meet your approval, please sign and return one copy of this letter. We are looking forward to the timely and successful completion of your projects.


                                             Sincerely,

                                             BRUCE J. KREMERS, P.C.

                                             By /s/ Bruce J. Kremers
                                                Bruce J. Kremers


ACCEPTED and APPROVED this 29th day of January, 1997.

ULTRA SHIELD PRODUCTS INTERNATIONAL, INC.

By /s/ J.W. Rutherford
   J.W. Rutherford, President, Director

By /s/ William L. Hodges
   William L. Hodges, Chief Financial
   Officer, Director



                             Bruce J. Kremers, P.C.
                           1153 Evergreen Pkwy. #240
                              Evergreen, CO 80439

                               October 29, 1997

via fax (909) 483-5494
Mr. J.W. Rutherford, President
Ultra Shield Products International, Inc.
10096 6th Street, Units M-P
Rancho Cucamonga, CA  91730

Re: Third Amendment to Engagement relating to securities matters; Ultra Shield Products International, Inc. (the "Company")

Dear Jay:

     The following is an amended compensation arrangement that is agreeable: the Company will pay $5,000 against its current balance and will pay at least $2,000 per month (not including costs), commencing December 1, 1997 against any balance due. This is down $3,000 per month from the $5,000 agreed to in the earlier agreement. The number of shares called for pursuant to the earlier engagement agreement shall remain the same in the event of any reverse stock splits if the post-reverse split open market traded share price falls below $1.50 per share.

     Further, the Company will use its "best efforts" to find a purchaser(s) for a non-issuer sale ("4 - 1 1/2" sale) by me of my Ultra Shield securities if I should desire to sell all or a portion of such securities. This is by no means a guarantee that such securities can be sold on the terms I might desire, but is only an agreement to use "best efforts" to find a purchaser for such securities so that I can minimize the negative effects of when our services and costs exceed the $2,000 per month specified above.

     If these revised terms meet your approval, please sign and return one copy of this letter. We are looking forward to the timely and successful completion of your projects.

                                   Sincerely,

                                   BRUCE J. KREMERS, P.C.

                                   By /s/ Bruce J. Kremers
                                      Bruce J. Kremers

ACCEPTED and APPROVED this 29th day of October, 1997.

ULTRA SHIELD PRODUCTS INTERNATIONAL, INC.

By /s/ J.W. Rutherford
   J.W. Rutherford, Director

By /s/ Brent Humphries
   Brent Humphries, Director

By /s/ Eric Ward
   Eric Ward, Director



                             Bruce J. Kremers, P.C.
                           1153 Evergreen Pkwy. #240
                              Evergreen, CO 80439

                               January 9, 1998


via fax (909) 483-5494
Mr. J.W. Rutherford, President
Ultra Shield Products International, Inc.
10096 6th Street, Units M-P
Rancho Cucamonga, CA  91730


Re: Fourth Amendment to Engagement relating to securities matters; Ultra Shield Products International, Inc. (the "Company")


Dear Jay:

     The following are the engagement amendments we have discussed and agreed to pending ratification/acceptance by the Board:

     The securities issuable pursuant to my engagement are hereby revised to the original ratio existing prior to the February, 1997 change and will apply to the securities issuable for services performed in 1997 in consideration of the fact that the share price has languished throughout 1997 at about half of what it was when the original ratio was revised.

     Compensation for my part in accomplishing the Kavoussi secured negotiable promissory note at a savings of 666,666 units shall be 200,000 units, changed from 150,000 units, issuable when my 1997 service units are issued.

     Please sign and return one copy of this letter. I look forward to continuing success on the Company's projects.

                                   Sincerely,

                                   BRUCE J. KREMERS, P.C.

                                   By /s/ Bruce J. Kremers
                                      Bruce J. Kremers

ACCEPTED and APPROVED this 9th day of December, 1998.

ULTRA SHIELD PRODUCTS INTERNATIONAL, INC.

By /s/ J.W. Rutherford
   J.W. Rutherford, Director

By /s/ Brent Humphrey
   Brent Humphrey, Director

By /s/ Eric Ward
   Eric Ward, Director



                              Bruce J. Kremers, P.C.
                            1153 Evergreen Pkwy. #240
                               Evergreen, CO 80439

                                 March 27, 1998

via fax (909) 483-5494
Mr. J.W. Rutherford, President
Ultra Shield Products International, Inc.
10096 6th Street, Units M-P
Rancho Cucamonga, CA  91730

Re: Engagement relating to specific securities matters; Ultra Shield Products International, Inc. (the "Company")

Dear Jay:

     The following are the special engagement terms and payment terms we have discussed and agreed to pending ratification/ acceptance by the Board. All services and payment terms not specifically described herein will fall under the existing engagement agreement, as amended:

     The services contemplated herein are the preparation and filing of the fiscal 1997 Form 10-KSB and the preparation and filing of a Form S-8 for the Janis securities.

     Compensation shall be fifty thousand (50,000) restricted Units, issuable immediately and considered fully paid upon the commencement of our services. Such Units shall be included in the Form S-8.

     Upon the receipt by the Company of any proceeds from Eliot Lane, the Company will pay in full its balance due for services previously rendered and will pay a retainer in the amount of at least $5,000 against future services.

     Please sign and return one copy of this letter. I look forward to continuing success on the Company's projects.

                                   Sincerely,

                                   BRUCE J. KREMERS, P.C.

                                   By /s/ Bruce J. Kremers
                                      Bruce J. Kremers

ACCEPTED and APPROVED this 27th day of March, 1998.

ULTRA SHIELD PRODUCTS INTERNATIONAL, INC.

By /s/ J.W. Rutherford
   J.W. Rutherford, Director

By /s/ Brent Humphrey
   Brent Humphrey, Director

By /s/ Eric Ward
   Eric Ward, Director



                            Bruce J. Kremers, P.C.
                          1153 Evergreen Pkwy. #240
                             Evergreen, CO 80439

                                 May 7,1998

via fax (909) 483-5494
Mr. J.W. Rutherford, President
Ultra Shield Products International, Inc.
10096 Sixth Street, Units M-P
Rancho Cucamonga, CA 91730

Re: Issuance of securities in lieu of cash payment for services

Dear Jay:

     As tentatively agreed, $13,125 of the current balance owed will be paid via the issuance of 35,000 Ultra Shield units. The related 10,080 services units already earned through April 15, 1998 will also be issued making this total 45,080 units. Such securities will be registered by the upcoming Form S-8.

     If you wish, the next $18,750 of services not covered by other arrange ments, will be covered by the issuance of an additional 68,750 units, also to be registered by the upcoming Form S-8. Signing below will indicate assent to this arrangement.

     EXPENSES WILL BE BILLED AND PAYABLE SEPARATELY. All services and payment terms not specifically described herein will fall under the existing engagement agreement, as amended.

     Please sign and return one copy of this letter. I look forward to continuing success on the Company's projects.

                                   Sincerely,

                                   BRUCE J. KREMERS, P.C.

                                   By /s/ Bruce J. Kremers
                                      Bruce J. Kremers

UNDERSTOOD AND AGREED this 7th day of May, 1998.

ULTRA SHIELD PRODUCTS INTERNATIONAL, INC.

By /s/ J.W. Rutherford
   J.W. Rutherford, Director


By /s/ Brent J. Humphrey
   Brent J. Humphrey, Director

By /s/ R. Eric Ward
   R. Eric Ward, Director



                             Bruce J. Kremers, P.C.
                               1335 Ninneman Rd.
                                 P.O. Box 768
                              Troy, Montana 59935

                               November 17, 1999

via fax (909) 483-5494
Board of Directors
Ultra Shield Products International, Inc.
10096 6th Street, Units M-P
Rancho Cucamonga, CA 91730

Re: Adjustment to March 27 and May 7 amendments to engagement agreement

Gentlemen:

     This will serve to memorialize our understanding regarding an adjustment to the March 27 and May 7 amendments to our engagement agreement. As we have discussed, this adjustment is due to the fact that, until now, the Company has failed to facilitate the final completion of the services (most of which have already been performed) described in the aforementioned amendments. Accordingly, to date, the purpose of taking Form S-8 securities in the first place has been frustrated. These facts, together with the materially changed circumstances since the aforementioned amendments, necessitate the adjustment described herein. All services and payment terms not specifically described/adjusted herein will fall under the existing engagement agreement, as amended:

     As discussed, the Company will (i) issue 340,795 units of securities, to be registered on the upcoming Form S-8; (ii) pay $2,500 now against its balance due; and, (iii) pay $2,500 per month against amounts currently due, and coming due, for ongoing services not covered by the securities issuance.

     Please sign and return one copy of this letter. If not signed by all Directors, please provide a copy of the related Board Minutes. Thank You. I look forward to continuing success on the Company's projects.

                                   Sincerely,

                                   BRUCE J. KREMERS, P.C.

                                   By /s/ Bruce J. Kremers
                                      Bruce J. Kremers

ACCEPTED and APPROVED this 17th day of November, 1998.

ULTRA SHIELD PRODUCTS INTERNATIONAL, INC.

By /s/ Brent J. Humphrey
   Brent J. Humphrey, Director

By /s/ R. Eric Ward
   R. Eric Ward, Director

By
   J.W. Rutherford, Director

(Note: This amendment was subsequently authorized by Board resolution)